Variable Interest Entity	3 Months Ended
Mar. 31, 2024
Variable Interest Entity [Abstract]
VARIABLE INTEREST ENTITY

Note 5 — VARIABLE INTEREST ENTITY

AirJoule, LLC

On January 25, 2024, the Company entered into a joint venture formation framework agreement (the “Framework Agreement”) with GE Ventures LLC, a Delaware limited liability company (“GE Vernova”), and, solely for the purposes specified therein, GE Vernova LLC, a Delaware limited liability company (“GE Vernova Parent”), pursuant to which the Company and GE Vernova agreed, subject to the terms and conditions of the Framework Agreement, including certain closing conditions specified therein, to form a joint venture (the “AirJoule JV”) in which each of the Company and GE Vernova will hold a 50% interest. The purpose of the AirJoule JV is to incorporate GE Vernova’s proprietary sorbent materials into systems that utilize the Company’s AirJoule® water capture technology and to manufacture and bring products incorporating the combined technologies to market in the Americas, Africa, and Australia.

Upon the closing of the transaction on March 4, 2024, (the “JV Closing”), each party to the agreement entered into (i) an amended and restated limited liability company agreement of the AirJoule JV (the “A&R Joint Venture Agreement”), pursuant to which, among other things, the AirJoule JV has the exclusive right to manufacture and supply products incorporating the combined technologies to leading original equipment manufacturers and customers in the Americas, Africa and Australia, (ii) master services agreements, pursuant to which, among other things, each party to the agreement agree to provide certain agreed services to the AirJoule JV for a period of at least two years following the JV Closing (unless earlier terminated by the parties thereto) and (iii) an intellectual property agreement, pursuant to which, among other things, each of the Company and GE Vernova Parent license certain intellectual property to the AirJoule JV.

Pursuant to the A&R Joint Venture Agreement, the Company contributed $10 million to the AirJoule JV at the JV Closing (the “Closing Contribution”). The Company has also agreed to contribute up to an additional $90 million in capital contributions to the AirJoule JV following the JV Closing based on a business plan and annual operating budgets to be agreed between the Company and GE Vernova. In general, for the first six years, GE Vernova has the right, but not the obligation, to make capital contributions to the AirJoule JV. Until GE Vernova elects to participate and contributes its pro-rata share of all past capital contributions and commits to contribute its pro-rata share for all future capital contributions (the “GE Match Date”), the Company shall be solely responsible for funding the AirJoule JV, and the Company shall have a distribution preference under the A&R Joint Venture Agreement for the amount of its post-closing capital contributions plus a 9.50% preferred return on such amounts.

The business and affairs of the A&R Joint Venture Agreement shall be managed by a Board of Managers, consisting of two managers (including the chairman) appointed by the Company and two managers appointed by GE Vernova. Following the second anniversary of the JV Closing, if the Board of Managers reach an impasse that cannot be resolved through the process set forth in the A&R Joint Venture Agreement, the A&R Joint Venture Agreement generally provides that the Company may require GE Vernova to sell GE Vernova’s 50% interest to the Company or GE Vernova may require the Company to purchase GE Vernova’s 50% interest, but only, in each case, if the GE Match Date has not yet occurred. The price for GE Vernova’s interest will depend on the fair market value of the interest, as set forth in the A&R Joint Venture Agreement, with a minimum value of approximately $5 million. The A&R Joint Venture Agreement also provides similar call and put rights with respect to GE Vernova’s interest if the GE Match Date does not occur by the sixth anniversary of the JV Closing or if the Company is acquired by a competitor of GE Vernova.

In the event that a change in applicable laws or regulations has a material adverse effect on GE Vernova’s interest in the AirJoule JV, or GE Vernova determines that the Company fails to meet certain financial performance benchmarks, GE Vernova may require the Company to purchase GE Vernova’s interest for a total purchase price of $1.00.

As described in Note 3, AirJoule, LLC is a variable interest entity which the Company consolidates. Accordingly, the assets and liabilities contributed by the Company, as the primary beneficiary, were initially recorded at their previous carrying amounts in a manner consistent with the accounting under ASC 805-50-30 for transactions between legal entities under common control. The assets and liabilities contributed by GE Vernova met the definition of a business under ASC 805-10-55-3A. Consequently, the assets, including the assembled workforce and processes contributed by GE Vernova, which was determined to be a business and is not under common control was measured by the Company in accordance with ASC 805-20 and ASC 805-30. Accordingly, the assets, liabilities, and non-controlling interests of the VIE were measured at fair value as of the date the Company was determined to be the primary beneficiary (the “acquisition date”), which includes the recognition of goodwill and other intangible assets, if any.

Subsequently, the assets, liabilities, and non-controlling interests of the VIE will be consolidated in the Company’s financial statements and profits and losses of the VIE will be allocated to the non-controlling interest held by GE Vernova. Intercompany transactions will be eliminated upon consolidation.

The preliminary fair values of the assets contributed by GE Vernova, which are presented in the table below, and the related preliminary accounting are based on management’s estimates and assumptions, as well as information compiled by management, including the books and records of AirJoule, LLC. Our estimates and assumptions are subject to change during the measurement period, not to exceed one year from the acquisition date. The following table presents the fair value of the assets and non-controlling interest of the VIE at the date the Company was determined to be the primary beneficiary, or March 4, 2024. Any potential adjustments made could be material in relation to the values presented in the table below.

In-process research and development	$365,300,000
Goodwill	247,233,000
Non-controlling interests	$(612,533,000)

(1)      Goodwill represents the excess value over the intangible assets acquired and liabilities assumed. The goodwill recognized represents value the Company expects to be created by the expected operational synergies, the assembled workforce, and the future development initiatives of the assembled workforce. The goodwill is expected to be deductible for tax purposes.

(2)      Identifiable indefinite-lived intangible assets were comprised of the in-process research and development related to technology of GE Vernova totaling $365.3 million.

As discussed more fully below, the primary areas of the purchase price allocation that are not yet finalized include the following: (1) finalizing the review and valuation of acquired goodwill and in-process research and development (including key assumptions, inputs and estimates); (2) finalizing the review and valuation of other acquired assets, assumed liabilities, and noncontrolling interest; and (3) finalizing the related tax impacts of the acquisition. The Company expects to finalize the valuation as soon as practicable, but no later than one year after the acquisition date.

The fair value of in-process research and development for GE’s technology was determined utilizing the relief-from royalty method. The key inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date, Level 3 measurements. The inputs are both unobservable for the asset and liability in the market and significant to the overall fair value measurement.

The fair value of non-controlling interests was determined by applying the ownership percentage of 50% to the enterprise value of the AirJoule JV which was determined using an income approach, specifically the discounted cash flow method. This approach calculates fair value by estimating the after-tax cash flows and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. The Company selected this method as being the most meaningful to determine the AirJoule enterprise value because the use of the income approach typically generates a more precise measurement of fair value than the market approach. In applying the income approach, the Company makes assumptions about the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The amount and timing of future cash flows within the Company’s discounted cash flow analysis is based on its most recent operational budgets, long range strategic plans and other estimates. The terminal value growth rate is used to calculate the value of cash flows beyond the last projected period in the Company’s discounted cash flow analysis and reflects the Company’s best estimates for stable, perpetual growth. The Company uses estimates of market-participant risk adjusted weighted average cost of capital as a basis for determining the discount rates to apply to its future expected cash flows. The Company corroborated the valuation that arose from the discounted cash flow approach by performing a market capitalization reconciliation of Montana Technologies.

The table below reflects the preliminary carrying amounts and classifications of AirJoule, LLC assets and liabilities which are included in the condensed consolidated balance sheet as of March 31, 2024 and are subject to change.

As of March 31, 2024
Assets:
Current assets:
Cash	$10,011,901
Total current assets	10,011,901
Property and equipment, net	1,390
Goodwill	247,233,000
In-process research and development	365,300,000
Total assets	$622,546,291
Liabilities:
Current liabilities:
Accounts payable	$775
Accrued expenses and other liabilities	65,279
Total current liabilities	66,054
Total liabilities	$66,054

Non-controlling Interests

The Company recognizes non-controlling interests related to its consolidated VIE and provides a roll forward of the non-controlling interests balance, as follows:

Total
Balance as of March 4, 2023 (initial recognition date)	$612,533,000
Net loss attributable to non-controlling interests	(26,382)
Balance as of March 31, 2024	$612,506,618

Our condensed consolidated assets as of March 31, 2024 include total assets of the variable interest entity of $622.5 million which cannot be used by us to settle the obligations of other entities. Our condensed consolidated liabilities as of March 31, 2024 include total liabilities of the variable interest entity of $0.07 million. The liabilities of the consolidated VIE are the obligations of the VIE and its creditors have no recourse to the general credit or assets of the Company.